EXHIBIT 10.8


                   SPEEDCOM WIRELESS INTERNATIONAL CORPORATION
                         NON-QUALIFIED STOCK OPTION PLAN
                         -------------------------------

         THIS INSTRUMENT is made effective this 1st day of July, 1998, by SPEEDCOM WIRELESS INTERNATIONAL CORPORATION, a Florida corporation (the "Corporation").

         1. Purpose of Plan. This Non-Qualified Stock Option Plan (the "Plan"), is intended to encourage ownership of shares of the Corporation, by key employees of the Corporation and its subsidiaries and to provide additional incentive for them to promote the success of the business.

         2. Shares Subject to Plan. There will be reserved for use upon the exercise of options to be granted from time to time under the Plan ("Options"), an aggregate of 950,000 Common Shares, of the par value of $.001 per share (the "Common Shares"), of the Corporation, which shares may be in whole or in part, as the Board of Directors of the Corporation (the "Board of Directors"), shall from time to time determine, authorized but unissued Common Shares or issued Common Shares which shall have been reacquired by the Corporation. For purposes of the Plan, the "Plan Year" shall be the 12-month period commencing July 1 and ending on June 30 of the following year. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered thereby shall (unless the Plan shall have been terminated) be added to the shares otherwise available for Options which may be granted in accordance with the terms of the Plan.

         3. Administration of Plan. The Board of Directors shall appoint a Plan Committee (the "Committee"), which shall consist of not less than 3 members of the Board of Directors. Subject to the provisions of the Plan, the Committee shall have plenary authority in its discretion to determine the employees of the Corporation and its subsidiaries to whom Options shall be granted, the number of shares to be covered by each of the Options, and the time or times at which Options shall be granted; to interpret the Plan; and to prescribe, amend, and rescind rules and regulations relating to it. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. All action of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by a majority of the members and action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

         4. Granting of Options. An Option shall be granted in each Plan Year to each employee employed for at least 90 days by the Corporation or one or more of its subsidiaries who shall be selected by the Committee, in its complete discretion, from the class of employees made up of those who are directors or officers of the Corporation or of one or more of its subsidiaries and those who are heads of departments or key employees of the Corporation or of one or more of its subsidiaries, whether or not in any case the grantee shall have received one or more Options hereunder in any previous Plan Year or Years.

         (a) Time of Grant; Incentive Stock Option Agreement. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the stockholders of the Corporation nor any action taken by the Committee shall constitute the granting of any Option. The granting of an Option shall take place only when a written option agreement substantially in the form of the Incentive Stock Option Agreement which is attached hereto and marked Exhibit A shall have been duly executed and delivered by or on behalf of the Corporation and by the employee to whom such Option shall be granted. Options may be granted in a Plan Year effective in future Plan Years with appropriate adjustment in the vesting, exercise and limitations provisions contained herein. The terms and conditions of the Plan shall control and prevail over any inconsistent terms and conditions of the Agreement.




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         (b) Factors Considered. In making any determination as to employees to whom Options shall be granted and as to the number of shares to be covered by such Options, the Committee shall take into account the duties of the respective employees, their present and potential contributions to the success of the Corporation, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

         (c) Shares Covered by Options Granted. The number of shares of the Common Stock covered by the Option that shall be granted to any individual employee in any Plan Year shall not exceed the remaining reserved and ungranted Common Shares.

         5. Option Prices. The purchase price of the Common Shares which shall be covered by each Option shall be 100% the fair market value of the Common Shares at the time of granting the Option. Such fair market value shall be deemed to be the mean of the high and low prices of the Common Shares on national securities exchanges on the day on which the Option shall be granted; provided, however, if the Common Shares are not then regularly traded or if the Committee deems such price to be not a true measure of fair market value, the value shall be determined in good faith by the Committee in consultation with the Corporation's independent public accountants and shall be determinative for all purposes.

         6. Terms of Options. Each option must be exercised within 5 years from the date of the grant thereof. The term may be subject to termination prior to the expiration of the period mentioned above, as provided otherwise herein.

         7. Vesting and Exercise of Options. An Option may be exercised, at any time or from time to time, as to any part or all of the shares which shall be covered thereby; provided, however, that:

         (a) Vesting Over 48 Months. An Option shall not be exercisable prior to the date the employee becomes vested. An employee shall vest in that portion of the Option and may exercise that portion of the Option as follows: (i) 25% after 12 months following date of grant; (ii) 50% after 24 months following date of grant; (iii) 75% after 36 months following date of grant; and (iv) 100% after 48 months following date of grant.

         (b) Minimum Exercise 100 Shares. An Option may not be exercised as to less than 100 shares at any one time (or the remaining shares then purchasable under the Option, if less than 100 shares);

         (c) Continuous Employment Requirement. Except as provided otherwise in the event of termination of employment or death of an employee, an Option may not be exercised at any time unless the holder thereof shall have been in the continuous employ of the Corporation and/or of one or more of its subsidiaries, from the date of the granting of the Option to the date of its exercise;

         (d) Securities Law Compliance. An Option may not be exercised unless at the date of exercise an appropriate exemption from the registration requirements of the federal and state securities laws is available of an appropriate registration statement has been filed and remains in effect under the applicable federal and state securities laws, relating to the shares covered by the Option, and the Corporation is under no obligation to obtain any such registration or exemption.

The purchase price of the shares as to which an Option shall be exercised shall be paid in full in cash at the time of exercise. The Corporation shall not be required to issue any shares unless and until it is satisfied that such issuance shall be in accordance with all applicable federal and state securities laws, and the Corporation may require an employee to make such representations and warranties and impose such transfer restrictions as the Corporation may deem desirable to comply with such laws. The holder of an Option shall not have any of the rights of a shareholder with respect to the shares covered by his Option, except to the extent that one or more certificates for such shares shall be delivered to him upon the due exercise of the Option.





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         8.  Nontransferability.  An Option shall not be transferable otherwise than by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime of the employee, only by such employee.

         9. Employee's Agreement to Serve. Each employee receiving an Option hereby covenants, as one of the terms of the Incentive Stock Option Agreement herein referred to, that he will remain in the employ of the Corporation or one or more of its subsidiaries for a period of at least 12 months from the date on which the Option shall be granted to him, and devote his full business time, energy, and skill to the service of the Corporation or one or more of its subsidiaries, subject to vacations, sick leaves, and military absences. Such employment, subject to the provisions of any contract between the Corporation or any such subsidiary and such employee, shall be at the pleasure of the employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. Any termination of such employee's employment during the period which he has agreed pursuant to the foregoing provisions of this paragraph to remain in employment that is either (a) for cause, or (b) voluntary on the part of the employee and without the consent of his employing corporation or corporations, shall be deemed a violation by the employee of this instrument and his Stock Option Agreement. In the event of such violation, any Option or Options held by him, to the extent not previously exercised, shall immediately terminate. Nowithstanding any contrary provision contained herein, if an employee violates any employment, confidentiality, non-compete, non-solicitation of customers or employees, or other agreement with the Corporation, either during (and whenever discovered) or following termination of employment, any Option or Options held by him, to the extent not previously exercised, shall immediately terminate.

         10. Termination of Employment. In the event that the employment of an employee to whom an Option shall have been granted shall be terminated (otherwise than by reason of death), such Option may, subject to any covenant of continuing employment limitation herein, be exercised (to the extent that the employee shall have been entitled to do so at the termination of his employment) at any time after such termination, but not more than 5 years after the date on which such Option shall have been granted. So long as the holder of an Option shall continue to be an employee of the Corporation or one or more of its subsidiaries, his Option shall not be affected by any change in his duties or position. Nothing in the Plan or in any option agreement shall confer upon any employee any right to continue in the employ of the Corporation or of any of its subsidiaries, or interfere in any way with the right of the Corporation or any such subsidiary to terminate his employment at any time.

         11. Death of Employee. If an employee to whom an Option shall have been granted shall die while he shall be employed by the Corporation or one or more of its subsidiaries or after the termination of his employment, such Option may be exercised (to the extent that the employee shall have been entitled to do so at the date of his death) by a legatee or legatees of the employee under his last will, or by his personal representatives or distributees, at any time within 12 months after his death (but not more than 5 years after the date on which such Option shall have been granted).

         12. Adjustments Upon Changes in Capitalization. In the event of changes in the outstanding Common Shares of the Corporation by reason of share dividends, split-ups, recapitalizations, mergers, consolidations, combination or exchange of shares, separations, reorganizations, or liquidations, the number and class of shares available under the Plan in the aggregate and in any Plan Year and the maximum number of shares as to which Options may be granted to any employee shall be correspondingly adjusted by the Committee. Notwithstanding the foregoing, no adjustment shall be made in the minimum number of shares which may be purchased at any time.

         13. Effectiveness of Plan. The Plan shall become effective on such date as the Board of Directors shall determine, but only after: (a) the shareholders of the Corporation shall, by the affirmative vote of a majority in interest of the Common Shares, in addition to the affirmative vote of a majority in interest of all the shares of the Corporation, have approved the Plan; and (b) the Board of Directors shall have been advised by counsel that all applicable legal requirements have been complied with. The shareholders of the Corporation shall approve the Plan within 12 months before or after the date the Plan is adopted.





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         14. Termination and Amendment of Plan. The Plan shall terminate 10 years from the date hereof, and an Option shall not be granted under the Plan after that date. The Plan (including the form of Incentive Stock Option Agreement which is attached hereto and marked Exhibit A) may at any time or from time to time be terminated, modified, or amended by the shareholders of the Corporation, by the affirmative vote of a majority in interest of the Common Shares, in addition to the affirmative vote of a majority in interest of all the shares of the Corporation. The Board of Directors may at any time and from time to time modify or amend the Plan (including such form of the Incentive Stock Option Agreement) in such respects as it shall deem advisable in order that the Options shall continue to be "non-qualified stock options" as defined in the Internal Revenue Code of 1986 or to conform to any change in the law, or in any other respect which shall not change: (a) the maximum number of shares for which Options may be granted under the Plan either in the aggregate or in any Plan Year or to any individual employee; (b) the option prices other than to change the manner of determining the fair market value of the Common Shares to conform with any then applicable provisions of the Internal Revenue Code or regulations thereunder; (c) the periods during which Options may be granted or exercised;
(d) the provisions relating to the determination of employees to whom Options shall be granted and the numbers of shares to be covered by such Options; or (e) the provisions relating to adjustments to be-made upon changes in capitalization. The termination or any modification or amendment of the Plan may affect an employee's rights under an Option previously granted to him under an Incentive Stock Option Agreement which is then unexercised.

         15. Governing Law. This instrument shall be interpreted and governed in all respects by Florida law.

         16. Entire Agreement; Modification. This instrument constitutes the entire agreement between the parties hereto, and there are no agreements, understandings, restrictions, warranties or representations between the parties other than those set forth herein or herein provided for. This instrument may be amended or modified at any time and in all respects, or any provisions may be waived, only by an instrument in writing signed by the party sought to be held thereto.

         17. Interpretation. This instrument shall not be construed more strongly against a party because of such party's participation in the drafting and preparation hereof. Headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof. All personal pronouns used herein shall include the other genders whether used in the masculine or feminine or neuter gender, and the singular shall include the plural whenever and as often as may be appropriate.

         THIS INSTRUMENT is executed and delivered effective as of the date first above written.

                                       SPEEDCOM WIRELESS INTERNATIONAL
                                         CORPORATION
                                       A Florida Corporation


                                       By_______________________________________

                                         _______________________(Print Name)

                                         _________________________(Capacity)